Supplement dated December 14, 2012

to the Institutional Class Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

(as supplemented on March 16, 2012, April 9, 2012, April 20, 2012, June 15, 2012, July 17, 2012,

September 14, 2012, November 13, 2012, and November 27, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Diversified Income Fund

On or about January 11, 2013, under the Management  and Sub-Advisor(s)  headings for the Global Diversified Income Fund, add:

Post Advisory Group, LLC

High Yield Fund

Effective March 1, 2013, delete the first sentence under the Principal Investment Strategies and substitute:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).

High Yield Fund I

Effective March 1, 2013, delete the first sentence under the Principal Investment Strategies and substitute:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).

MidCap Blend Fund

Effective March 1, 2013, the MidCap Blend Fund will change its name to the MidCap Fund.

Management of the Funds

The Sub-Advisors

Add the following:

Sub-Advisor:    Post Advisory Group, LLC (“Post”), 1620 26th Street, Suite 6500N, Santa Monica, CA 90404, founded in 1992, is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group, and is a global investment manager specializing in high yield securities with a multi-strategy, value-oriented investment approach.

Post is one of the sub-advisors for the high yield portion of the Global Diversified Income Fund.

Dividends and Distributions

Effective January 2, 2013, delete the first bullet point and substitute the following:

•      The Bond & Mortgage Securities, Government & High Quality Bond, High Yield, High Yield I, Income, and Short-Term Income Funds declare dividends of their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.